Exhibit 99.1

NOTICE OF

FUNDAMENTAL CHANGE REPURCHASE RIGHT, CONVERSION RIGHTS AND EXECUTION OF SUPPLEMENTAL INDENTURE

TO HOLDERS OF

VERINT SYSTEMS INC.

0.25% CONVERTIBLE SENIOR NOTES DUE APRIL 15, 2026

CUSIP Number 92343X AC4*

This Notice of Fundamental Change Repurchase Right, Conversion Rights and Execution of Supplemental Indenture (this “Notice”) is given by Verint Systems Inc. (the “Company”) pursuant to the provisions of Sections 14.01(b)(iii), 14.03(b), 14.07(b) and 15.02(c) of the Indenture, dated as of April 9, 2021, between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”) (as it may be supplemented from time to time, the “Indenture”), relating to the Company’s 0.25% Convertible Senior Notes due April 15, 2026 (the “Convertible Notes”). The Trustee also serves as Paying Agent (in such capacity, the “Notes Paying Agent”) and as Conversion Agent under the Indenture. Capitalized terms used in this Notice, unless otherwise defined herein, have the meanings given to such terms in the Indenture.

A Fundamental Change (as defined in the Indenture) occurred on November 26, 2025 as a result of the consummation of the merger on such date of the Company and Viking Merger Sub, Inc. (“Merger Sub”), with the Company continuing as the surviving entity (the “Merger”), as contemplated by the Agreement and Plan of Merger, dated as of August 24, 2025 (the “Merger Agreement”), by and among the Company, Merger Sub and Calabrio, Inc. Accordingly, pursuant to Section 15.02(a) of the Indenture, as a result of the Fundamental Change, the holder of each Convertible Note outstanding as of the time of the Fundamental Change (each, a “Holder”) has, subject to certain conditions, the right by giving notice or following The Depository Trust Company (“DTC”) procedures as stated herein to require the Company to repurchase all or any portion of such Holder’s Convertible Notes in a principal amount equal to $1,000 or an integral multiple of $1,000 at a repurchase price equal to 100% of the principal amount of such Convertible Notes, plus accrued and unpaid interest up to, but excluding, the Fundamental Change Repurchase Date identified below (the “Fundamental Change Repurchase Price”). The Fundamental Change Repurchase Price will be paid in cash.

Payment of the Fundamental Change Repurchase Price will be made in cash by the Notes Paying Agent from funds deposited with it by the Company or on the Company’s behalf on the Fundamental Change Repurchase Date upon presentation and surrender of the Convertible Notes as set forth below under “Manner of Repurchase” below. On the Fundamental Change Repurchase Date, the Fundamental Change Repurchase Price will become due and payable on the portion of the Convertible Notes submitted to the Company for repurchase, interest will cease to accrue on the portion of the principal amount of the Convertible Notes being repurchased, such Convertible Notes being repurchased will cease to be outstanding and all other rights of the Holders of such Convertible Notes will terminate (other than the right to receive payment of the Fundamental Change Repurchase Price), unless the Company defaults in making payment of the Fundamental Change Repurchase Price. If a Holder does not exercise its right to require the Company to repurchase all Convertible Notes owned by such Holder, then after the Fundamental Change Repurchase Date and upon surrender of the Convertible Notes as to which such right has been exercised, a new Convertible Note or Convertible Notes in principal amount at issuance equal to the portion of the Convertible Notes not submitted to the Company for repurchase will be issued (or transferred by book entry) upon cancellation of the original Convertible Note.

*

The CUSIP number is included solely for the convenience of the Holders. Neither the Company nor the Trustee shall be responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness with respect to the Convertible Notes or as indicated in this Notice.

Holders who deliver their Convertible Notes and a Fundamental Change Repurchase Notice to the Notes Paying Agent and do not properly and validly withdraw such notice prior to the Withdrawal Date identified below will not be permitted to convert their Convertible Notes. See “Conversion Rights” below.

Holders of Convertible Notes should consider the following important deadlines in connection with this Notice:

Date	Calendar Date and Time	Event
Expiration Date	Close of business (5:00 p.m. New York City time), on December 24, 2025	The last day for Holders to elect to require the repurchase of Convertible Notes by the Company and deliver Convertible Notes pursuant to this Notice.

Withdrawal Date	Close of business (5:00 p.m. New York City time), on December 24, 2025	The last day for Holders to validly withdraw their elections to require the repurchase of Convertible Notes by the Company.

Fundamental Change Repurchase Date	December 26, 2025	The Company accepts all elections to require the repurchase of Convertible Notes validly delivered prior to 5:00 p.m., New York City time, on the Expiration Date and not validly withdrawn. The Company notifies the Notes Paying Agent that such elections and delivered Convertible Notes are accepted for repurchase and payment.

The Company deposits with the Notes Paying Agent the amount of cash necessary to pay each electing and delivering Holder the Fundamental Change Repurchase Price.

The Notes Paying Agent pays each electing Holder who has delivered the Convertible Notes prior to 5:00 p.m., New York City time, on December 24, 2025 the Fundamental Change Repurchase Price in cash for all of the Convertible Notes properly and validly delivered (and not validly withdrawn) by such Holder.

Neither the Company nor the Trustee, Notes Paying Agent and Conversion Agent make any recommendation as to whether Holders should elect to require the Company to repurchase their Convertible Notes.

MANNER OF REPURCHASE

All Convertible Notes are currently Global Notes. If you are the owner of a beneficial interest in the Convertible Notes through DTC and you elect to submit your Convertible Notes for repurchase, you must, on or prior to 5:00 p.m., New York City time, on December 24, 2025:

•	complete the appropriate instruction form pursuant to DTC’s book-entry program;

•

deliver through DTC’s book-entry system your beneficial interest, together with an agent’s message transmitted by DTC to the Notes Paying Agent (instead of delivering the Fundamental Change Repurchase Notice described below); and

•	follow any other required directions as instructed by DTC.

The term “agent’s message” means a message, transmitted by DTC to, and received by, the Notes Paying Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant submitting the Convertible Notes for repurchase, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the Fundamental Change Repurchase Notice.

Each beneficial owner of a beneficial interest in the Convertible Notes that has properly and validly delivered such beneficial interest and agent’s message for repurchase through DTC, and not validly withdrawn such delivery prior to 5:00 p.m., New York City time, on December 24, 2025, will receive the Fundamental Change Repurchase Price through the facilities of DTC promptly following the later of (i) the Fundamental Change Repurchase Date and (ii) the time of the book-entry transfer or delivery of the Convertible Notes by such beneficial owner. Delivery by any owner of a beneficial interest in the Convertible Notes, together with an agent’s message through the facilities of DTC prior to 5:00 p.m. New York City time on December 24, 2025, is a condition to the receipt by such beneficial owner of the Fundamental Change Repurchase Price for such Convertible Notes on the Fundamental Change Repurchase Date.

In order for any Holder of Convertible Notes that are Certificated Notes to exercise its right to require the Company to repurchase a Convertible Note at the Fundamental Change Repurchase Price, such Holder must, on or prior to 5:00 p.m., New York City time, on December 24, 2025:

•	deliver to the Notes Paying Agent a duly completed and signed notice (the “Fundamental Change Repurchase Notice”) in the form set forth as Exhibit A, with appropriate signature guarantee hereto; and

•

deliver the Certificated Notes representing the Convertible Notes to be repurchased to the Notes Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the office of the Notes Paying Agent (as set forth below), such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

A Fundamental Change Repurchase Notice for Convertible Notes that are Certificated Notes may be delivered by mail, overnight courier, hand delivery, facsimile transmission or other written form.

NOTICE OF WITHDRAWAL

Any Holder of Convertible Notes that are Certificated Notes who has given a Fundamental Change Repurchase Notice may withdraw such Fundamental Change Repurchase Notice, in whole or in part, by delivery of a written notice of withdrawal in the form attached hereto as Exhibit B (the “Withdrawal Notice”) to the office of the Notes Paying Agent at any time on or prior to 5:00 p.m., New York City time, on December 24, 2025. A Withdrawal Notice must specify:

•	the certificate number, if the Certificated Notes have been issued, of the Convertible Note in respect of which such Withdrawal Notice is being submitted;

•

the principal amount of the Convertible Notes with respect to which such Withdrawal Notice is being submitted, which must be in principal amounts of $1,000 or an integral multiple in excess thereof; and

•

the principal amount, if any, of such Convertible Notes that remain subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000.

A Withdrawal Notice for Certificated Notes may be delivered by mail, overnight courier, hand delivery, facsimile transmission or other written form.

Beneficial owners who deliver their beneficial interest in the Convertible Notes through DTC need not submit a physical Withdrawal Notice to the Notes Paying Agent if such beneficial owners comply with the transmittal procedures of DTC for submitting a notice of withdrawal which must be received by the Notes Paying Agent prior to 5:00 p.m., New York City time, on December 24, 2025.

Any physical Withdrawal Notice delivered by beneficial owners or such transmittal through DTC must contain the information specified in the above Withdrawal Notice (including, in lieu of the certificate number, the appropriate DTC information relating to the Convertible Notes that are being withdrawn).

The Notes Paying Agent will promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or Withdrawal Notice.

CONVERSION RIGHTS

Holders who do not elect to require the Company to repurchase their Convertible Notes will retain their Convertible Notes, which will continue to be convertible subject to the terms and subject to the conditions of the Indenture.

On November 26, 2025 or after, the right to convert each $1,000 principal amount of the Convertible Notes will change into a right to convert such principal amount of Convertible Notes into cash in an amount equal to the $20.50 multiplied by a number of shares of Common Stock equal to the Conversion Rate immediately prior to the consummation of the Merger, subject to any adjustment for conversion in connection with a Make-Whole Fundamental Change.

Pursuant to the first supplemental indenture, dated as of November 26, 2025, entered into between the Company and the Trustee in connection with the consummation of the Merger (the “Supplemental Indenture”), each Holder of a Convertible Note has the right to convert the principal amount of Convertible Notes into cash equal to $20.50 multiplied by a number of shares of Common Stock equal to the Conversion Rate immediately prior to the Merger would have been entitled to receive upon the consummation of the Merger (the “Conversion Value”), which will be cash equal to $330.24 per $1,000 principal amount of Convertible Notes based on a Conversion Rate of 16.1092.

In connection with the closing of the Merger, the Common Stock is no longer being traded on the Nasdaq Global Market as of November 26, 2025 (the “Delisting”). Accordingly, pursuant to Section 14.03 of the Indenture, the closing of the Merger and the Delisting resulted in a Make-Whole Fundamental Change that occurred on November 26, 2025. However, because the Stock Price is less than $46.85, no Additional Shares will be added to the Conversion Rate.

The Conversion Value is fixed as of the date of the Merger and is not subject to further adjustment.

At the time of this Notice the Convertible Notes are eligible for conversion as provided by the terms of the Indenture. Holders may elect to convert such Convertible Notes at any time from November 26, 2025 (being the Effective Date of the Merger) but before 5:00 p.m., New York City time, on the Business Day immediately prior to the Fundamental Change Repurchase Date (the “Make-Whole Conversion Period”). In order to receive the Conversion Value during the Make-Whole Conversion Period, prior to 5:00 p.m., New York City time, on December 24, 2025, such Holder must:

•

in the case of a Global Note, comply with the procedures of DTC in effect at that time and, if required, pay all transfer or similar taxes, if any, as set forth in Section 14.02(e) of the Indenture; and

•	in the case of Certificated Notes:

(a)

complete, manually sign and deliver, with an appropriate signature guarantee, an irrevocable notice to the Conversion Agent in the form on the reverse of such Convertible Note (or a facsimile thereof) (Exhibit C hereto) (a “Notice of Conversion”) at the office of the Conversion Agent (as set forth below), and state in writing therein the principal amount of Convertible Note to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any shares of Common Stock to be delivered upon settlement of the Conversion Obligation to be registered;

(b)	surrender such Convertible Note, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent; and

(c)	if required, furnish appropriate endorsements and transfer documents and pay all transfer or similar taxes, if any, as set forth in Section 14.02(e) of the Indenture.

A Convertible Note will be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in the immediately preceding paragraph. The Company will pay the consideration due in respect of the Conversion Obligation in cash on the second Business Day immediately following the relevant Conversion Date. If more than one Convertible Note is surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Convertible Notes will be computed on the basis of the aggregate principal amount of the Convertible Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

The Conversion Agent will promptly notify the Company of any conversion on the Conversion Date for such conversion.

Any Convertible Notes as to which a Fundamental Change Repurchase Notice has been given may be converted pursuant to the third preceding paragraph only if the applicable Fundamental Change Repurchase Notice has been validly withdrawn in accordance with the terms of the Indenture, which are described above.

Neither the Company nor the Trustee, Notes Paying Agent and Conversion Agent make any recommendation as to whether Holders should elect to convert their Convertible Notes.

NOTES PAYING AGENT

The name and address of the Notes Paying Agent are as follows:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attn: Workflow Management – 5th Floor

E-mail: DTC@wilmingtontrust.com

CONVERSION AGENT

The name and address of the Conversion Agent are as follows:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attn: Workflow Management – 5th Floor

E-mail: DTC@wilmingtontrust.com

Delivery of any Fundamental Change Repurchase Notice, Withdrawal Notice, Notice of Conversion and all other required documents to an address other than as set forth above does not constitute valid delivery. Delivery of documents to DTC, the Trustee or the Company does not constitute delivery to the Notes Paying Agent or the Conversion Agent. The method of delivery of all documents, including Certificated Notes, is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. You must sign the Fundamental Change Repurchase Notice, Withdrawal Notice and Notice of Conversion in the appropriate space provided therefore, with signature guarantee if required, and complete the Form W-9 included herein or the applicable Form W-8.

No person has been authorized to give any information or to make any representations other than those contained in this Notice and, if given or made, such information or representations must not be relied upon as having been authorized. This Notice does not constitute an offer to buy or the solicitation of an offer to sell Convertible Notes in any circumstances or jurisdiction in which such offer or solicitation is unlawful. The delivery of this Notice shall not under any circumstances create any implication that the information contained in this Notice is current as of any time subsequent to the date of such information. Neither the Company nor any of its respective affiliates, or any of its or their respective boards of directors, employees, advisors or representatives, or Wilmington Trust, National Association, in its role as Trustee, Notes Paying Agent or Conversion Agent, is making any representation or recommendation to any Holder as to whether or not to surrender for repurchase or convert (if at all) such Holder’s Convertible Notes. You should consult your own financial and tax advisors and must make your own decision as to whether or not to surrender your Convertible Notes for repurchase or to exercise your conversion rights and, if you choose to exercise either of these rights, the amount of Convertible Notes to surrender or convert.

BACKUP WITHHOLDING

U.S. federal tax law requires that 24% of your payment be withheld under backup withholding rules unless: (i) you qualify for an exemption or (ii) you provide your correct taxpayer identification number (“TIN”) (generally your Social Security Number or Federal Employer Identification Number) and certain other required certifications. A Holder that is a “U.S. person” (as defined in the instructions to Internal Revenue Service (“IRS”) Form W-9) for federal income tax purposes may provide the required information and certifications by submitting the IRS Form W-9 included herein. Certain Holders, including most corporations, are not subject to backup withholding. A Holder that is not a “U.S. person” for federal income tax purposes may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from, or reduction of withholding rate under certain nonresident withholding rules by submitting an IRS Form W-8BEN, Form W-8BEN-E or another version of Form W-8. Form W-8BEN, Form W-8BEN-E and other versions of Form W-8 may be obtained from the IRS website at www.irs.gov.

EXECUTION OF SUPPLEMENTAL INDENTURE

In connection with the Merger and pursuant to Sections 10.01 and 14.07(a) of the Indenture, the Company and the Trustee entered into the Supplemental Indenture providing that the Convertible Notes held by each Holder are convertible into the amount of cash which such Holder would have been entitled to receive upon consummation of the Merger had such Convertible Notes been converted into Common Stock immediately prior to the effective time of the Merger. A copy of the Supplemental Indenture is attached hereto as Exhibit D.

GENERAL

A copy of this Notice of Fundamental Change Repurchase Right, Conversion Rights and Execution of Supplemental Indenture is being sent to all Holders of record of the Convertible Notes as of November 26, 2025.

November 26, 2025	VERINT SYSTEMS INC.

EXHIBIT A

FUNDAMENTAL CHANGE REPURCHASE NOTICE

Verint Systems Inc.

0.25% Convertible Senior Note due 2026

To:	Paying Agent

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: Workflow Management – 5th Floor

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Verint Systems Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date.

In the case of Certificated Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated:
Signature(s)

Social Security or Other Taxpayer
Identification Number

Principal amount to be repurchased (if less than all): $____,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Form W-9

[See attached]

GENERAL INSTRUCTIONS TO THE FUNDAMENTAL CHANGE REPURCHASE NOTICE

1.	Please do not send Convertible Note certificates directly to the Company.

If you hold your Certificated Notes, your Convertible Note certificates, together with your signed and completed Fundamental Change Repurchase Notice, should be mailed, or otherwise delivered, to the Notes Paying Agent, at Wilmington Trust, National Association, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Workflow Management – 5th Floor.

2.	Signature, Assignments and Medallion Stamp Requirements.

If this Fundamental Change Repurchase Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s). If this Fundamental Change Repurchase Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

3.	Certificate or Check to be Issued in a Different Name.

If a check is to be issued in a name other than that of the registered Holder(s) of the Convertible Notes, the related Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Fundamental Change Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Note certificates, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

If the Fundamental Change Repurchase Notice is signed by someone other than the registered owner, who is not a person described in the preceding paragraph, the Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Fundamental Change Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Notes, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

4.	Joint Holders and Certificated Notes Registered in Different Names.

If Convertible Notes that are Certificated Notes are delivered by joint Holders, all such persons must sign the Fundamental Change Repurchase Notice.

5.	Lost or Destroyed Certificates for Securities.

If your Convertible Note certificates have been either lost or destroyed, notify the Trustee of this fact promptly by contacting the Trustee at Wilmington Trust, National Association at one of the addresses set forth on the fourth page hereof. You will then be instructed as to the steps you must take in order to have your Convertible Notes repurchased. This Fundamental Change Repurchase Notice and related documents cannot be processed until the lost certificates procedures have been completed.

6.	Questions on How to Submit Your Certificated Notes.

Questions and requests for assistance on how to submit your Convertible Notes that are Certificated Notes, as well as requests for additional copies of this Fundamental Change Repurchase Notice should be directed to the Trustee at one of the following addresses:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attn: Workflow Management – 5th Floor

E-mail: DTC@wilmingtontrust.com

7.	Backup and Nonresident Withholding.

In order to avoid backup withholding of federal income tax on the cash received upon the surrender of Convertible Notes for repurchase, the Holder must, unless an exemption applies, provide his or her correct taxpayer identification number (“TIN”) on the Internal Revenue Service (“IRS”) Form W-9 included herein and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. The TIN for an individual is generally his or her social security number. If the correct TIN is not provided, the IRS may impose a penalty and payments made with respect to the surrendered Convertible Notes may be subject to backup withholding of 24%.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Exempt persons (including, among others, most corporations) are not subject to backup withholding (although foreign persons may be subject to nonresident withholding unless certain requirements are met).

A foreign person may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from certain nonresident withholding rules by submitting an IRS Form W-8BEN, Form W-8BEN-E or another version of Form W-8, signed under penalties of perjury, certifying such person’s foreign status. Non-U.S. persons should carefully read the instructions to the applicable IRS Form W-8 and, if applicable, complete the required information, sign and date the IRS Form W-8 and return the form. In certain cases, IRS Form W-8BEN or Form W-8BEN-E may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from withholding. Form W-8BEN, IRS Form W-8BEN-E and other versions of Form W-8 may be obtained from the IRS website at http://www.irs.gov. A Holder of Convertible Notes should consult his or her tax advisor as to his or her qualification for an exemption from backup and nonresident withholding and the procedure for obtaining such exemptions.

EXHIBIT B

WITHDRAWAL NOTICE

If you wish to exercise your option to withdraw a Fundamental Change Repurchase Notice previously given with respect to all or any portion of your 0.25% Convertible Senior Notes due April 15, 2026 (CUSIP Number 92343X AC4) (the “Convertible Notes”) of Verint Systems Inc. and you hold beneficial interests in the Convertible Notes held in global form pursuant to the book-entry transfer system of The Depository Trust Company (“DTC”), you should complete the appropriate instruction form pursuant to DTC’s book-entry system, deliver by book-entry delivery an interest in such Convertible Notes in global form and an agent’s message and follow such other directions as instructed by DTC and you do not need to complete and return this Withdrawal Notice. See “Notice of Withdrawal” in the Notice of Fundamental Change Repurchase Right, Conversion Rights and Execution of Supplemental Indenture, dated November 26, 2025 for a description of withdrawal procedures for beneficial interests in Convertible Notes owned through DTC’s book-entry system.

If you wish to withdraw a Fundamental Change Repurchase Notice with respect to your Convertible Notes that are Certificated Notes, this Withdrawal Notice MUST BE RECEIVED by Wilmington Trust, National Association (the “Notes Paying Agent”), at the address set forth below prior to 5:00 p.m., New York City time, on December 24, 2025.

Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890 Attn: Workflow Management – 5th Floor

Delivery of this Withdrawal Notice and all other required documents to an address other than as set forth above does not constitute valid delivery to the Notes Paying Agent. Delivery of documents to DTC or the Company does not constitute delivery to the Notes Paying Agent. The method of delivery of all documents is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. You must sign this Withdrawal Notice in the appropriate space provided therefor, with signature guarantee if required.

Ladies and Gentlemen:

ITEM A. DESCRIPTION OF CONVERTIBLE NOTES BEING WITHDRAWN
Name and Address of Registered Holder	Certificates Withdrawn (Please fill in numbers and amounts and attach sheet if the space below is inadequate.)
	Certificate Number(s)	Principal Amount	Principal Amount being Withdrawn (if less than all) (must be in integral multiples of $1,000.00)	Principal Amount remaining subject to repurchase by the Company (if any) (must be in integral multiples of $1,000.00)

			Total Principal Amount $	Total Principal Amount $

ITEM B. REQUIRED SIGNATURES
The signature(s) on this Withdrawal Notice must correspond exactly with the name(s) of the: (1) registered owner(s) of the Convertible Note certificate(s) being withdrawn, or (2) person(s) to whom each such certificate has been properly assigned and transferred, in which case evidence of transfer must accompany this Withdrawal Notice.	← PLEASE SIGN HERE
Dated:
Signature:
Signature:
Telephone: ( )
Social Security Number or
Employer I.D. Number:

CONFIRMATION OF EXERCISE OF WITHDRAWAL
OPTION

The signature(s) of the Holder(s) above is confirmation that the
Holder(s) is/are electing that such Convertible Notes described in
Item A, above, shall be withdrawn from Holder’s previously
delivered Fundamental Change Repurchase Notice, and shall not be repurchased on the Fundamental Change Repurchase Date, as provided for in the Convertible Notes and in the Indenture.

GENERAL INSTRUCTIONS TO THE WITHDRAWAL NOTICE

1. Signature, Assignments and Medallion Stamp Requirements.

If this Withdrawal Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s). If this Withdrawal Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

2. Joint Holders and Note Certificates Registered in Different Names.

If Convertible Notes that are Certificated Notes are withdrawn by joint Holders, all such persons must sign this Withdrawal Notice in Item B.

EXHIBIT C

NOTICE OF CONVERSION

Verint Systems Inc.

0.25% Convertible Senior Note due April 15, 2026

To:	Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attn: Workflow Management – 5th Floor

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into cash up to the principal amount of the Note to be converted and cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in respect of the remainder, if any, of the Conversion Obligation for the amount in excess of the principal amount of the Note being converted, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

In the case of Certificated Notes, the certificate numbers of the Notes to be converted are set forth below.

Dated:

Signature(s)

C-1

Signature Guarantee
Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange
Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)
(City, State and Zip Code)
Please print name and address

Principal amount to be converted (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number

C-2

EXHIBIT D

SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of November 26, 2025 (this “Supplemental Indenture”), between VERINT SYSTEMS INC., a Delaware corporation (the “Company”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee are parties to that certain Indenture, dated as of April 9, 2021 (the “Indenture”), pursuant to which the Company issued its 0.25% Convertible Senior Notes due 2026 (the “Notes”);

WHEREAS, the Company is a party to that certain Agreement and Plan of Merger, dated as of August 24, 2025 (the “Merger Agreement”), by and among the Company, Calabrio, Inc., a Delaware corporation (“Parent”), and Viking Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, and subject to the terms and conditions contained in the Merger Agreement, each share of common stock, par value $0.001 per share, of the Company (a “Share”) (other than treasury shares, shares owned by Parent or Merger Sub and dissenting shares), will be converted into and shall thereafter represent only the right to receive $20.50 in cash per Share (the “Merger Consideration”);

WHEREAS, the Merger Consideration is to be paid to each holder of Shares without interest thereon and less any applicable withholding taxes;

WHEREAS, the merger of Merger Sub with the Company, with the Company as the surviving entity (the “Merger”), has been consummated on the date hereof in accordance with the Merger Agreement, substantially concurrently with the execution and delivery of this Supplemental Indenture;

WHEREAS, the Merger constitutes a Fundamental Change and a Make-Whole Fundamental Change pursuant to the Indenture;

WHEREAS, in connection with the foregoing, Section 14.07(a) of the Indenture provides that the Company shall execute with the Trustee a supplemental indenture permitted under Section 10.01(i) of the Indenture providing that the right to convert each $1,000 principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the Conversion Value (as defined below); and

WHEREAS, all conditions for the execution and delivery of this Supplemental Indenture have been complied with or have been done or performed.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

In consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the holders of the Notes:

ARTICLE 1

DEFINITIONS

Section 1.01. General. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

ARTICLE 2

AGREEMENT OF PARTIES

Section 2.01. Conversion of Notes. In accordance with Sections 10.01(i) and 14.07 of the Indenture and the Officers’ Certificate, dated November 26, 2025, from and after the date of this Supplemental Indenture, the right to convert each $1,000 principal amount of Notes will be changed to a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to the Merger would have been entitled to receive upon the consummation of the Merger (the “Conversion Value”), which shall be cash equal to $330.24 per $1,000 principal amount of Notes based on a Conversion Rate of 16.1902. Notwithstanding the foregoing, Holders that elect to convert their Notes at any time from November 26, 2025 (being the effective date of the Merger) until the close of business on the Business Day immediately prior to the Fundamental Change Repurchase Date (the “Make-Whole Conversion Period”) to be specified in a Fundamental Change Company Notice to be delivered in connection with the Merger, and such Holders shall be entitled to receive cash equal to $330.24 per $1,000 principal amount of converted Notes based on a Conversion Rate of 16.1902, which Conversion Rate, in accordance with Section 14.03 of the Indenture, shall not be adjusted as a result of the Merger. For the avoidance of doubt, Holders will not have the right to convert Notes into shares of Common Stock or other securities of the Company.

ARTICLE 3

MISCELLANEOUS PROVISIONS

Section 3.01. Effectiveness; Construction. This Supplemental Indenture shall become effective upon its execution and delivery by the Company and the Trustee as of the date hereof. Upon such effectiveness, the Indenture shall be supplemented in accordance herewith. Upon the execution of this Supplemental Indenture pursuant to Article 10 of the Indenture, the Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under the Indenture of the Trustee, the Company and the Holders shall hereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of the Supplemental Indenture shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes. The Indenture and this Supplemental Indenture shall henceforth be read and construed together.

Section 3.02. Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

Section 3.03. Trustee Matters. The Trustee accepts the Indenture, as supplemented hereby, and agrees to perform the same upon the terms and conditions set forth therein, as supplemented hereby. The Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording a right, privilege, protection, indemnity or benefit to the Trustee, whether or not elsewhere herein so provided. The recitals contained in this Supplemental Indenture shall be taken as the statements of the Company and the Trustee assumes no responsibility or liability for the correctness of the same. The Trustee makes no representation as to and shall not be responsible for the validity or sufficiency of this Supplemental Indenture, the Merger, the Merger Agreement, the Merger Consideration, the determination or calculation of the Conversion Value, the Fundamental Change Company Notice or any other transaction or transaction document described or referred to herein.

Section 3.04. Benefits of Indenture. Nothing in this Supplemental Indenture, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any Paying Agent, any Conversion Agent, any authenticating agent, any Note Registrar and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Indenture, as supplemented hereby.

Section 3.05. Severability. In the event any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Section 3.06. Headings, Etc. The titles and headings of the articles and sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.07. Governing Law; Waiver of Jury Trial. THIS SUPPLEMENTAL INDENTURE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF). EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.08. Execution in Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 3.09. Electronic Signatures. The words “execution,” “signed,” “signature,” and words of similar import in this Supplemental Indenture shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§7001-7006), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee pursuant to procedures approved by the Trustee.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

VERINT SYSTEMS INC.

By:	/s/ Grant Highlander
Name: Grant Highlander
Title: Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ Latoya S. Elvin
Name: Latoya S. Elvin
Title: Vice President

[Signature Page to First Supplemental Indenture]